EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                                 AS ADOPTED TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is intended to accompany the Annual Report of Sense Holdings, Inc., on Form 10-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the Date hereof, and is given solely for the purpose of satisfying the requirements of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The undersigned, in my capacity as set forth below, hereby certifies that:

        1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Andrew Goldrich                             Date:  April 15, 2003
-------------------------                              --------------
Andrew Goldrich
CFO, Sense Holdings, Inc.